EXHIBIT 10.11

PLEDGE AGREEMENT

This Pledge Agreement (this “Agreement”) is entered into as of May 15, 2025, by and between Singapore Volition Pte. Limited, a corporation organized under the laws of Singapore (the “Company”), and Lind Global Asset Management XII LLC, a Delaware limited liability company (the “Secured Party”).

WHEREAS, VolitionRx Limited, a Delaware corporation (the “Borrower”) is the holder of 100% of the equity interests of Volition Singapore;

WHEREAS, the Borrower (a) and the Secured Party have entered into that certain Securities Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the “SPA”); (b) issued to the Secured Party that certain Senior Secured Convertible Promissory Note dated as of the date hereof (as amended and in effect from time to time, the “Note”); (c) issued to the Lender that certain Common Stock Purchase Warrant pursuant to the terms of the SPA (as amended and in effect from time to time, the “Warrant”); and (d) and the Lender are parties to that certain Security Agreement dated as of the date hereof;

WHEREAS, in connection with the SPA and the Note, (a) the Company and certain other parties have entered into that certain Guaranty dated as of the date hereof in favor of the Secured Party (as amended and in effect from time to time, the “Guaranty”) pursuant to which the Company and certain other parties thereto have jointly and severally guaranteed all of the obligations of the Borrower owing to the Secured Party under the SPA, the Note, the Supplemental Loan Documents (as such term is defined in the Guaranty), the other Transaction Documents (as such term is defined in the Guaranty) and certain other related agreements, and (b) the Company, the Secured Party and certain other parties have entered into that certain Guarantor Security Agreement dated as of the date hereof (as amended and in effect from time to time, the “Security Agreement”);

WHEREAS, the Company is the direct legal and beneficial owner of all of the issued and outstanding shares of each class of the outstanding capital stock or other equity interests, as the case may be (the “Initial Equity Interests”), of each of the entities set forth on Annex A hereto (as the same may be updated from time to time in accordance with the terms hereof) (collectively, the “Subsidiaries” and each, a “Subsidiary”);

WHEREAS, the Company wishes to the grant a security interest to the Secured Party in all of the Company’s right, title and interest in all of the Equity Interests in each Subsidiary to secure all Obligations owing to the Secured Party; and

WHEREAS, it is a condition precedent to the Secured Party agreeing to enter into the SPA and the Note and extending credit to the Borrower under the SPA and the Note that the Company execute and deliver to the Secured Party a pledge agreement in substantially the form hereof.

NOW THEREFORE, in consideration of the foregoing recitals and the covenants and agreements set forth herein, and intending hereby to be legally bound, the Company and the Secured Party hereby agree as follows:

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1. PLEDGE.

1.1. Pledge of Equity Interests. (a) The Company hereby ratifies and affirms the grant of security interests made pursuant to the Security Agreement, and (b) in addition, the Company hereby pledges, assigns, grants a security interest in, and delivers to the Secured Party, all of the shares of capital stock or other units of equity ownership of every class of each of the Subsidiaries, as more fully described on Annex A hereto, including without limitation, (a) all payments or distributions, whether in cash, property or otherwise, at any time owing or payable to the Company on account of its interest as a member, stockholder, shareholder or other equity holder in any of the Subsidiaries, (b) all of the Company’s rights and interest under each of the organizational documents of the applicable Subsidiary, including all voting and management rights and rights to grant or withhold consents or approvals; (c) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of each of the Subsidiaries during normal business hours, (d) all other rights, interests, property or claims to which the Company may be entitled in its capacity as a member, stockholder, shareholder or other equity holder of any Subsidiary, and (e) all proceeds, income from, increases in and products of any of the foregoing. The certificates for such shares or other units of equity ownership of every class, to the extent that such interests are represented by certificates, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Secured Party.

1.2. Additional Equity Interests. Each Subsidiary agrees that it shall not authorize or issue any additional shares of Equity Interests of such Subsidiary after the date hereof without the prior written consent of the Secured Party, which shall not be unreasonably delayed or withheld, and the Company agrees it will not permit any Subsidiary to authorize or issue any additional shares of its Equity Interests after the date hereof without the prior written consent of the Secured Party, which shall not be unreasonably delayed or withheld. In case the Company (a) forms or otherwise acquires the equity interest in any Person after the date hereof (which Person shall be considered a “Subsidiary” for purposes hereof), or (b) shall acquire any shares or other equity interests, additional shares of the capital stock, membership interests of other Equity Interests of any Subsidiary or any corporation, limited liability company or other entity which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock, membership interests or other Equity Interests of any class of any Subsidiary, whether by purchase, stock dividend, stock split or otherwise, then such shares or other securities shall be subject to the pledge, assignment and security interest granted to the Secured Party under this Agreement and the Company shall deliver to the Secured Party forthwith any certificates therefor, accompanied by stock powers, unit powers or other appropriate instruments of assignment duly executed by the Company in blank. The Company agrees that it shall amend Annex A, as necessary, to update the list of the shares of capital stock, membership interests, other Equity Interests or securities pledged with the Secured Party hereunder (and if the Company fails to do so in a timely matter, then the Secured Party shall be permitted to attach as Annex A hereto an updated list of the shares of capital stock, membership interests, other Equity Interests or securities at the time pledged with the Secured Party hereunder).

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1.3. Pledge of any account into which cash collateral is held. The Company also hereby pledges, assigns, grants a security interest in, and delivers to the Secured Party, any account into which any Cash Collateral is deposited and all of the Cash Collateral as such terms are hereinafter defined.

1.4. Waiver of Organizational Document Restrictions. The Company irrevocably waives any and all provisions of any organizational document of any Subsidiary that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien (as defined in the Security Agreement) on any of the Securities Collateral or any enforcement action which may be taken in respect of any such Lien; or (b) otherwise conflict with the terms of this Agreement.

2. DEFINITIONS. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the SPA. Terms used herein and not defined in the SPA or otherwise defined herein that are defined in the Uniform Commercial Code of the State of Delaware (the “DE UCC”) have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article), unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

Cash Collateral. See §4.

Equity Interests. Includes the Initial Equity Interests and any additional shares of stock, membership interests or other Equity Interests at the time pledged to the Secured Party hereunder and the interests described in clauses (a) through (e) of §1.1 of this Agreement

Event of Default. Means the occurrence of any “Event of Default” under and as defined in each of the SPA, the Note or any Supplemental Loan Document, or the failure of the Company to comply with any term or covenant of any Transaction Document (including this Agreement) to which it is a party.

Guarantor Loan Documents. Collectively, (a) the Guaranty; (b) the Security Agreement; and (c) any other document, agreement or instrument evidencing any debt or similar obligations owning by any Guarantor (including, without limitation, the Company) to the Secured Party, in each case as amended from time to time with the written consent of both the Company and Secured Party.

Guarantors. Collectively, the Company and each subsidiary of the Company which provides a guarantee of all or any portion of the Obligations of the Company to the Secured Party.

Obligations. Collectively, (a) all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Company or any Guarantor to the Secured Party in any currency, under, in connection with or pursuant to any Transaction Document (including, without limitation, the SPA, the Note, any Supplemental Loan Document or this Agreement), and whether incurred by the Company or any Guarantor alone or jointly with another or others and whether as principal, guarantor or surety and in whatever name or style and (b) all expenses, costs and charges incurred by or on behalf of the Secured Party in connection with any Transaction Document (including, without limitation, the SPA, the Note, any Supplemental Loan Document or this Agreement), any collateral (including any Securities Collateral), including all legal fees, court costs, receiver’s or agent’s remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for such collateral (including any Securities Collateral), and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Secured Party’s interest in any collateral (including any Securities Collateral), whether or not directly relating to the enforcement of this Agreement or any other Transaction Document.

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Securities Act. See §7.3.

Securities Collateral. The property at any time pledged to the Secured Party hereunder (whether described herein or not), including, without limitation, the Equity Interests, and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral. The term does not include any income, increases or proceeds received by the Company to the extent expressly permitted by §6.

Supplemental Loan Documents. Means any other document, agreement or instrument evidencing any debt or similar obligation owing from the Company or any of its Subsidiaries to the Secured Party.

Transaction Documents. Means, collectively, the SPA, the Note, the Guarantor Loan Documents, any Supplemental Loan Document, this Agreement or any other “Transaction Documents” as defined in the SPA.

3. SECURITY FOR OBLIGATIONS. This Agreement and the security interest in and pledge of the Securities Collateral hereunder are made with and granted to the Secured Party as security for the payment and performance in full of all the Obligations.

4. LIQUIDATION, RECAPITALIZATION, ETC. Any sums or other property paid or distributed upon or with respect to any of the Equity Interests, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in §6, be paid over and delivered to the Secured Party to be held by the Secured Party as security for the payment and performance in full of all of the Obligations. To the extent any such property paid or distributed pursuant to the immediately preceding sentence is in the form of money, the Secured Party shall have the right (but not the obligation) to deposit such money in a deposit account with a depository satisfactory to the Secured Party and any such funds may be invested in such items as the Secured Party may elect, and the Secured Party shall have a perfected security interest in all such sums or other property so paid or distributed and all proceeds thereof (and any interest earned shall continue to be held by the Secured Party as security for the payment and performance in full of all of the Obligations). Any money so received by the Secured Party pursuant to this §4, any account into which it shall be deposited and all proceeds thereof shall be referred to herein as the “Cash Collateral.” In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Equity Interests or any property shall be distributed upon or with respect to any of the Equity Interests, the property so distributed shall be delivered to the Secured Party, to be held by it as security for the Obligations. Except to the limited extent provided in §6, all sums of money and property paid or distributed in respect of the Equity Interests, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Secured Party, be held in trust for the Secured Party as security for the payment and performance in full of all of the Obligations.

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5. WARRANTY OF TITLE; AUTHORITY. The Company hereby represents and warrants that: (a) the Company has good and marketable title to, and is the sole record and beneficial owner of, the Equity Interests, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by the Security Agreement and this Agreement and Permitted Liens (as defined in the Security Agreement), (b) all of the Equity Interests are validly issued, fully paid and non-assessable, (c) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Securities Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Securities Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Company’s or any Subsidiary’s charter documents or by-laws (the “Organizational Documents”) or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (d) the information set forth in Annex A hereto relating to the Equity Interests is true, correct and complete in all respects. The Company covenants that it will defend the rights of the Secured Party and security interest of the Secured Party in such Equity Interests against the claims and demands of all other Persons whomsoever. The Company further covenants that it will have the like title to and right to pledge and grant a security interest in the Securities Collateral hereafter pledged or in which a security interest is granted to the Secured Party hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Secured Party.

6. DIVIDENDS AND VOTING PRIOR TO MATURITY. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to receive and retain all cash dividends paid in respect of the Equity Interests, to vote the Equity Interests and to give consents, waivers and ratifications in respect of the Equity Interests; provided, however, that no vote shall be cast or consent, waiver or ratification given by the Company if the effect thereof would in the reasonable judgment of the Secured Party impair any of the Securities Collateral or be inconsistent with or result in any violation of any of the provisions of the Transaction Documents. The Company’s rights to receive cash dividends shall cease if an Event of Default has occurred and is continuing. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Equity Interests shall, at the Secured Party’s option, as evidenced by the Secured Party’s notifying the Company of such election, cease if an Event of Default has occurred and is continuing.

7. REMEDIES.

7.1. In General. If an Event of Default has occurred and is continuing, the Secured Party shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the DE UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Secured Party deems expedient:

(a) if the Secured Party so elects and gives written notice of such election to the Company, the Secured Party may vote any or all shares of the Equity Interests (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Secured Party so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Equity Interests and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Secured Party the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

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(b) the Secured Party may demand, sue for, collect or make any compromise or settlement the Secured Party deems suitable in respect of any Securities Collateral;

(c) the Secured Party may sell, resell, assign and deliver, or otherwise dispose of any or all of the Securities Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such Persons as the Secured Party thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

(d) the Secured Party may cause all or any part of the Equity Interests held by it to be transferred into its name or the name of its nominee or nominees; and

(e) the Secured Party may set off or otherwise apply or credit against the Obligations any and all sums deposited with it or held by it.

7.2. Sale of Securities Collateral. In the event of any sale or other disposition of the Securities Collateral as provided in clause (c) of §7.1 and to the extent that any notice thereof is required to be given by law, the Secured Party shall give to the Company at least ten (10) Business Days’ prior notice of the time and place of any public sale or other disposition of the Securities Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days’ prior notice of such sale or other disposition or sales or other dispositions shall be reasonable notice. The Secured Party may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law). The Secured Party may buy or otherwise acquire any part or all of the Securities Collateral at any public sale or other disposition and if any part or all of the Securities Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Secured Party may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means. The Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, travel and all other expenses which may be incurred by the Secured Party in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to the terms of the Transaction Documents. Only after such applications, and after payment by the Secured Party of any amount required by §9-608(a)(1)(C) or §9-615(a)(3) of the DE UCC, need the Secured Party account to the Company for any surplus.

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7.3. Private Sales. The Company recognizes that the Secured Party may be unable to effect a public sale or other disposition of the Equity Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Equity Interests for the period of time necessary to permit the issuer of such Equity Interests to register such Equity Interests for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Secured Party agrees that any sale of the Equity Interests shall be made in a commercially reasonable manner, and the Company agrees to use its best efforts to cause the issuer or issuers of the Equity Interests contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Secured Party, advisable to exempt such Equity Interests from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Secured Party shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

7.4. Company’s Agreements. The Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Equity Interests pursuant to this §7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company’s expense. The Company further agrees that a breach of any of the material covenants contained in this §7 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this §7 shall be specifically enforceable against the Company by the Secured Party and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

8. MARSHALLING. The Secured Party shall not be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Securities Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Secured Party’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws.

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9. COMPANY’S OBLIGATION NOT AFFECTED. The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or non exercise, or any waiver, by the Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Transactions Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, the Security Agreement and the other Transaction Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Company shall have notice or knowledge of any of the foregoing, the Company hereby generally waiving all suretyship defenses to the extent applicable.

10. TRANSFER BY COMPANY. Without the prior written consent of the Secured Party, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Securities Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement and any Permitted Liens so long as the holder of such lien has not taken any action to foreclose or otherwise realize on the Securities Collateral.

11. FURTHER ASSURANCES. The Company will do all such acts, and will furnish to the Secured Party all such financing statements, certificates and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Secured Party may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Secured Party hereunder, all without any cost or expense to the Secured Party. The Company hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office which the Secured Party deems necessary in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as the Securities Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by Part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company agrees to furnish any such information to the Secured Party promptly upon request. The Company also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

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12. SECURED PARTY’S EXONERATION. Under no circumstances shall the Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Securities Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Securities Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Secured Party shall not be required to take any action of any kind to collect, preserve or protect its or the Company’s rights in the Securities Collateral or against other parties thereto. The Secured Party’s prior recourse to any part or all of the Securities Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

13. NO WAIVER. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Secured Party and the Company. No act, failure or delay by the Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Secured Party of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Securities Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Transaction Documents).

14. NOTICE. All notices, requests and other communications hereunder shall be made in the manner set forth in the SPA.

15. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Securities Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the SPA.

16. GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement IS A contract UNDER the laws of the state of DELAWARE and shall for all purposes be construed in accordance with and governed by the laws of SAID state of DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS OR CHOICE OF LAWS. THE Company and THE SECURED PARTY EACH agree that any suit for the enforcement of this agreement or any other action brought by SUCH PERSON arising hereunder or in any way related to this agreement SHALL BE BROUGHT IN THE STATE OR FEDERAL COURTS LOCATED IN NEW CASTLE COUNTY, DELAWARE, AND EACH OF THE COMPANY AND THE SECURED PARTY irrevocably submit to the jurisdiction of such courts, which jurisdiction shall be exclusive, and hereby waive any objection to such exclusive jurisdiction or that such courts represent an inconvenient forum. EACH PARTY HERETO AGREES IT MAY BE SERVED WITH LEGAL PROCESS IN THE STATE OF DELAWARE AT THE ADDRESS SET FORTH IN SECTION 11.5 OF THE SPA.

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17. WAIVER OF JURY TRIAL. THE COMPANY AND THE SECURED PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into this Agreement and any other Transaction Document to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this §17.

18. RELEASE OF COLLATERAL; REINSTATEMENT.

(a) The Secured Party further agrees that upon the indefeasible repayment in full, in cash, of all Obligations owing under the Transaction Documents (other than contingent indemnification obligations for which no claims have been made) and the termination of any commitments pursuant to the terms of the Transaction Documents, the security interests granted hereby shall, subject to the Secured Party’s rights of reinstatement set forth herein or in any other Transaction Document, automatically terminate, all rights to the Securities Collateral shall revert to the Company without further action from any Person and the Secured Party agrees that, at the request and sole expense of the Company, it shall promptly execute and deliver to the Company all releases or other documents reasonably necessary for the release of the Liens on the Securities Collateral (including returning any possessory collateral being held by the Secured Party).

(b) Notwithstanding anything to the contrary contained herein, the Company acknowledges and agrees its obligations and liabilities under the Transaction Documents (and all security interests and other Liens granted hereunder) shall be deemed to have continued in existence and shall be reinstated with full force and effect if, at any time on or after the payment of any Obligations under the Transaction Documents, all or any portion of the Obligations or any other amounts applied by the Secured Party to any of the Obligations is voided or rescinded or must otherwise be returned by the Secured Party to the Borrower, the Company, any Subsidiary or any other Guarantor upon the Borrower’s, the Company’s, any Subsidiary’s or such other Guarantor’s insolvency, bankruptcy or reorganization or otherwise.

19. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement. The parties agree to electronic contracting and signatures with respect to this Agreement. Delivery of an electronic signature to, or a signed copy of, this Agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if the Secured Party shall request manually signed counterpart signatures to this Agreement, the Company hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.

[Signature Pages Follow]

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IN WITNESS WHEREOF, intending to be legally bound, the Company and the Secured Party have caused this Agreement to be executed as of the date first above written.

SINGAPORE VOLITION PTE. LIMITED

By:	/s/ Cameron Reynolds
Name: Cameron Reynolds
Title: President and Chief Executive Officer

LIND GLOBAL ASSET MANAGEMENT XII LLC

By:	/s/ Jeff Easton
Name: Jeff Easton
Title: Authorized Signatory

Each undersigned Subsidiary hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of §§1.2, 4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Secured Party and the Company in carrying out such provisions.

BELGIAN VOLITION SRL

By:	/s/ Rodney Rootsaert
Name: Rodney Rootsaert
Title: Director

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ANNEX A TO PLEDGE AGREEMENT

None of the issuers has any authorized, issued or outstanding shares of its Equity Interests of any class or any commitments to issue any shares of its Equity Interests of any class or any securities convertible into or exchangeable for any shares of its Equity Interests of any class except as otherwise stated in this Annex A.

Issuer	Record Owner	Authorized Shares	Issued and Outstanding Shares	Percentage Ownership
Belgian Volition SRL	Singapore Volition Pte Limited			100%

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